UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

August 8, 2024
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On August 8, 2024, Pitney Bowes Inc. ("we" or the "Company") entered into a series of transactions designed to facilitate an orderly wind-down of a majority of the Company’s Global Ecommerce reporting segment. In connection with the wind-down, an affiliate of Hilco Commercial Industrial, LLC (“Hilco”) subscribed for 81% of the voting interests in the subsidiary, DRF Logistics, LLC owning a majority of the Global Ecommerce segment net assets and operations (DRF Logistics, LLC and its subsidiary, DRF LLC, the “Ecommerce Debtors”) for de minimis consideration (the “GEC Sale”), with a subsidiary of the Company retaining 19% of the voting interests and 100% of the economic interests. Subsequent to the GEC Sale, the Ecommerce Debtors, at the direction of their own governing bodies, filed petitions to commence Chapter 11 bankruptcy cases and conduct an orderly wind-down of the Ecommerce Debtors (the “GEC Chapter 11 Cases”). The GEC Sale, the GEC Chapter 11 Cases and any associated transactions are referred herein as the “Ecommerce Restructuring”.
The financial results of the Ecommerce Debtors, which represent a majority of the results of the Global Ecommerce segment, will no longer be included in our consolidated financial statements and will be reported as discontinued operations.
In connection with the contemplated GEC Chapter 11 Cases, we entered into a Restructuring Support Agreement (the “RSA”) with the Ecommerce Debtors. The RSA provides, among other things, an orderly wind-down of the Ecommerce Debtors, shared services between the Company and the Ecommerce Debtors for a period of time, a global settlement between the Company and the Ecommerce Debtors and a senior secured, super-priority debtor-in-possession term loan (the “DIP Facility”) in an aggregate principal amount of up to $47 million.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(b) Pro forma financial information.
The Company's unaudited pro forma consolidated financial information giving effect to the Ecommerce Restructuring and sale of the fulfillment services business is attached hereto as Exhibit 99.1 and incorporated herein by reference.
(d) Exhibits
EXHIBIT INDEX
Exhibit No.    Exhibit Description
99.1     Unaudited pro forma consolidated financial information of Pitney Bowes Inc.

104     The cover page of Pitney Bowes Inc.'s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ John A. Witek
Name: John A. Witek
Date: August 14, 2024	Title: Interim Chief Financial Officer (Principal Financial Officer)